UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2019

Commission file no. 333-133184-12

Neiman Marcus Group LTD LLC

(Exact name of registrant as specified in its charter)

Delaware	20-3509435

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Marcus Square 1618 Main Street Dallas, Texas	75201

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (214) 743-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Neiman Marcus Group LTD LLC (the “Company”) is filing as Exhibit 99.1 certain information derived from the Confidential Offering Memorandum and Consent Solicitation Statement, dated April 29, 2019 (as it may be supplemented and amended from time to time, the “Offering Memorandum”) that is being disseminated in connection with the Exchange Offers described under Item 8.01. Such information is hereby incorporated by reference herein.

The information contained under this Item 7.01 in this Current Report on Form 8-K (this “Report”), including Exhibit 99.1, is being furnished and, as a result, such information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On April 29, 2019, the Company issued a press release announcing the commencement, subject to the terms and conditions of the Offering Memorandum, of offers to exchange (the “Exchange Offers”) any and all of its $960,000,000 aggregate principal amount of existing unsecured 8.000% Senior Cash Pay Notes due 2021 (the “Existing Cash Pay Notes”) and $655,746,580 aggregate principal amount of existing unsecured 8.750%/9.500% Senior PIK Toggle Notes due 2021 (the “Existing PIK Toggle Notes” and, together with the Existing Cash Pay Notes, the “Existing Notes”) for, (i) as to eligible holders who validly tender prior to 5:00 p.m., New York City time, on May 10, 2019 (the “Early Tender Date”), on a par-for-par basis, a combination of (a)  non-voting cumulative preferred shares of MYT Holding Co., a U.S. holding company (“MYT Holding Co.”) that will indirectly hold, prior to the settlement of the Exchange Offers, NMG Germany GmbH, which holds and conducts the operations of MyTheresa, accruing dividends at a rate of 10.0% per annum (the “MYT Series A Preferred Stock”) and (b) new third lien notes due 2024, bearing interest payable in cash at a rate of 8.000% per annum in respect of exchanged Existing Cash Pay Notes (the “New 8.000% Third Lien Notes”) and 8.750% per annum in respect of exchanged Existing PIK Toggle Notes (the “New 8.750% Third Lien Notes” and, together with the New 8.000% Third Lien Notes, the “New Third Lien Notes”) and (ii) as to eligible holders who validly tender after the Early Tender Date but prior to 11:59 p.m., New York City time, on May 24, 2019, unless extended or earlier terminated (the “Expiration Date”), the New Third Lien Notes on a par-for-par basis. The New Third Lien Notes shall be joint and several primary obligations of the Company, The Neiman Marcus Group LLC, a Delaware limited liability company, Mariposa Borrower, Inc., a Delaware corporation, and The NMG Subsidiary LLC, a Delaware limited liability company.

Concurrently with the Exchange Offers, upon the terms and subject to the conditions set forth in the Offering Memorandum and the related Letter of Transmittal, the Company is soliciting consents (the “Consent Solicitations”) from holders of the Existing Notes to certain proposed amendments to the indentures governing the Existing Notes (the “Existing Indentures”) to remove substantially all of the restrictive covenants contained therein and effect certain other changes. The terms of the Exchange Offers and Consent Solicitations are consistent with the terms set forth in the previously announced Transaction Support Agreement, dated March 25, 2019, as amended on April 10, 2019 and April 19, 2019, by and among the Company, certain of its affiliates and holders of Existing Notes and term loans under the Company’s term loan credit facility (the “TSA”). The foregoing is a summary of the material terms of, and is qualified by, the press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference into this Item 8.01. The information disclosed in this Item 8.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such a filing.

The New Third Lien Notes and MYT Series A Preferred Stock have not been and will not be registered under the Securities Act or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws. Neither this Report nor the press release constitutes an offer to sell or the solicitation of an offer to buy the New Third Lien Notes or MYT Series A Preferred Stock, nor shall there be any sale of the New Third Lien Notes or MYT Series A Preferred Stock, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

The Company has included statements in this Report on Form 8-K that constitute “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and Section 27A of the Securities Act. As a general matter, forward-looking statements are those focused on future or anticipated events or trends, expectations and beliefs including, among other things, the Company’s expectations with respect to the amend and extend transaction described herein. Such statements are intended to be identified by using words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,”

“project,” “plan” and similar expressions in connection with any discussion of future operating or financial performance. Any forward-looking statements are and will be based upon the Company’s then-current expectations, estimates and assumptions regarding future events and are applicable only as of the dates of such statements. Readers are cautioned not to put undue reliance on such forward-looking statements. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those projected in this Report for reasons, among others, including (i) the participation by noteholders in the Exchange Offers, (ii) the satisfaction of the conditions to the Exchange Offers, (iii) the availability of alternative transactions, (iv) the impact of publicity surrounding negotiations related to the TSA and related matters, (v) general financial or market conditions and (vi) those factors discussed in the Offering Memorandum and those factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections and elsewhere in the Company’s Annual Report on Form 10-K and those factors described in the “Risk Factors” section and elsewhere in the Company’s Quarterly Report on Form 10-Q, both filed with the Securities and Exchange Commission.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit Number	Description
99.1	Disclosure regarding Neiman Marcus Group LTD LLC and its subsidiaries in connection with the Exchange Offers on April 29, 2019
99.2	Press Release, dated as of April 29, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEIMAN MARCUS GROUP LTD LLC

Date: April 30, 2019	By:	/s/ Tracy M. Preston

	Name:	Tracy M. Preston

	Title:	Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary